Income Taxes	6 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The provision for income taxes is based upon the estimated annual effective tax rates for the year applied to the current period loss before tax plus the tax effect of any significant unusual items, discrete events or changes in tax law. Fluctuations in the distribution of pre-tax income among the Company’s operating subsidiaries can lead to fluctuations of the effective tax rate in the condensed consolidated financial statements. In the three months ended June 30, 2021 and 2020, the actual effective tax rates were 16.4% and 18.0%, respectively and in the six months ended June 30, 2021 and 2020, the actual effective tax rates were 15.4% and 14.8%, respectively. The changes in the effective tax rate for the three and six months ended June 30, 2021 as compared to the three and six months ended June 30, 2020 were due to fluctuations in the forecast proportion of qualifying research and development expenditure for the year.

The actual effective tax rates are lower than the 19% statutory rate of U.K. tax primarily due to the manner in which the UK research and development credit operates.

The tax benefit for the three months ended June 30, 2021 decreased to $6.4 million from $7.0 million for three months ended June 30, 2020 due to a decrease in forecasted qualifying research and development expenditures and the decreased effective tax rate.

The tax benefit for the six months ended June 30, 2021 increased to $12.1 million from $10.7 million for six months ended June 30, 2020 due to an increase in pre-tax losses and the increased effective tax rate.
The Company carries a $1.6 million deferred tax asset balance related to its U.S. subsidiary. The Company has recorded a valuation allowance against the net deferred tax asset where the recoverability due to future taxable profits is unknown.